SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                              FORM 8-K


                            CURRENT FORM


                 Pursuant to Section 13 or 15(D) of the
                    Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): February 25, 2004


                           NewMil Bancorp, Inc.

           (Exact name of registrant as specified in its charter)


          Delaware              0-16455               06-1186389

 (State or other jurisdiction  (Commission         (I.R.S. Employer
      of incorporation)        File Number)       Identification No.)


         19 Main Street, P.O. Box 600, New Milford, CT   06776

          (Address of principal executive offices)     (Zip code)


                             (860) 355-7600

           (Registrant's telephone number, including area code)


                                    N/A

        (Former name or former address, if changed since last report)









       ITEM 5     Other Events

          ------------

          In a press release attached to this 8-K as Exhibit 1, the Company announced an increase in the cash dividend.



                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange
          Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                     NEWMIL BANCORP, INC.

                     Registrant


          February 25, 2004




                         /s/ B. Ian McMahon
                        -------------------------
                        B. Ian McMahon
                        Its: Senior Vice President